U.S. SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC  20549

                             SCHEDULE 14A
               Proxy Statement Pursuant to Section 14(a)
        of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

                        RSI Retirement Trust
  -----------------------------------------------------------------------
            (Name of Registrant as Specified in Its Charter)

  -----------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:
    2) Aggregate number of securities to which transaction applies:
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    4) Proposed maximum aggregate value of transaction:
    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
    2) Form, Schedule or Registration Statement No.:
    3) Filing Party:
    4) Date Filed:

                              RSI RETIREMENT TRUST
                              150 EAST 42ND STREET
                            NEW YORK, NEW YORK 10017

                          _____________________________

                 NOTICE OF ANNUAL MEETING OF TRUST PARTICIPANTS

                                December 29, 2005

                          _____________________________


NOTICE IS HEREBY GIVEN that the Annual Meeting of Trust Participants of RSI Retirement Trust ("Trust") will be held at the offices of the Trust, 150 East 42nd Street, 27th Floor, New York, New York 10017, on December 29, 2005 at 11:00 A.M., for the following purposes:

     1. To elect two (2) trustees for terms of three (3) years and until their respective successors are elected and qualified.

     2. To revise the Trust's policy on investment in other investment companies to allow investments as permitted by the Investment Company Act of 1940 and to designate that policy as non-fundamental.

     3. To consider ratification or rejection of the selection of Anchin, Block & Anchin LLP as independent accountants of the Trust.

     4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The matters referred to above are discussed in detail in the Proxy Statement accompanying this Notice. Only those persons having the right to vote Units of the Trust ("Trust Participants") of record as of the close of business on November 25, 2005 are entitled to notice of and to vote at the Annual Meeting of Trust Participants or at any adjournment or adjournments thereof.

                                       By Order of the Trustees,

                                       ------------------------------------
                                       STEPHEN P. POLLAK
                                       Executive Vice President,
                                       Counsel and Secretary
DATED:  New York, New York
        December 8, 2005

                              RSI RETIREMENT TRUST
                              150 EAST 42ND STREET
                            NEW YORK, NEW YORK 10017

                             ______________________

                                 PROXY STATEMENT
                               General Information


         This Proxy Statement is furnished in connection with the solicitation of proxies by the board of trustees (each, a "Trustee," and together, the "Board" or the "Board of Trustees") of RSI Retirement Trust ("Trust") for use at the annual meeting ("Meeting") of those persons having the right to vote shares ("Units") of each investment fund ("Investment Fund") of the Trust ("Trust Participants") to be held at the offices of the Trust at 150 East 42nd Street, 27th Floor, New York, New York, 10017 on December 29, 2005, at 11:00 A.M., and at any adjournment thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to Trust Participants is December 8, 2005.

         Execution of a proxy will not in any way affect a Trust Participant's right to attend the Meeting and vote in person, and any Trust Participant giving a proxy has the right to revoke it at any time by written notice addressed to and received by the Secretary of the Trust prior to the exercise of the proxy or by attending the Meeting and revoking the proxy in person.

         The Trustees have fixed the close of business on November 25, 2005 as the record date for the determination of Trust Participants entitled to notice of and to vote at the Meeting.

         The Trust had outstanding as of the record date, November 25, 2005, Units of beneficial interest, which are divided into separate Investment Funds as follows:

               Core Equity Fund                          1,485,409.958
               Emerging Growth Equity Fund                 721,240.776
               Value Equity Fund                           950,352.249
               International Equity Fund                   933,831.260
               Activity Managed Bond Fund                2,024,533.273
               Intermediate-Term Bond Fund                 648,734.852

         Each Trust Participant shall be entitled to exercise the voting rights of Units owned by the participating trust or custodial account of which he is the Trust Participant. All outstanding full Units of the Trust, irrespective of class, are entitled to one vote and each fractional Unit is entitled to the corresponding fractional vote. Units of all Investment Funds will be voted in the aggregate with respect to the election of Trustees, the ratification or rejection of the selection of the independent accountants, and any other matter that may come before the meeting or any adjournment thereof. 21

The following table summarizes the foregoing information:

                   PROPOSAL                              INVESTMENT FUNDS VOTING

     1.  Election of Trustees                                     All

     2.  Revision of Policy on Investment in Other                All
         Investment Companies

     3.  Ratification of Accountants                              All

         In the event that a quorum of Trust Participants (holders of one-third of the shares issued and outstanding and entitled to vote at the Meeting) is not represented at the Meeting or at any adjournment thereof, or, even though a quorum is so represented, in the event that sufficient votes in favor of the items set forth in the Notice of the Meeting are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate and further solicitation of proxies may be made. Trust Participants who have voted against the proposals or who have abstained from voting will be included in the quorum for the Meeting. Proxies sent in by brokers and other nominees, if any, which cannot be voted on a proposal because instructions have not been received from the beneficial owners ("non-votes") and proxies abstaining on a particular proposal, will be considered to be shares present at the Meeting, but not voting with respect to the proposal. Thus, non-vote proxies and abstentions will have no effect on Proposals 1, 2 and 3.

         The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended ("Act"). A registration statement relating to the offer and sale of Units in the Trust has been filed and is effective under the Securities Act of 1933, as amended.

         The costs of the Meeting, including the solicitation of proxies, will be paid by the Trust. In addition to the solicitation of proxies by mail, Trustees and agents of the Trust may solicit proxies in person or by telephone.

         Copies of the Trust's Annual Report for the fiscal year ended September 30, 2005 and Semi-Annual Report for the six months ended March 31, 2005, are available without charge to Trust Participants. To obtain a copy, call the Trust at (800) 446-7774, or write to the Trust at 150 East 42nd Street, 27th Floor, New York, New York 10017-5633.

                                   PROPOSAL 1

                              Election Of Trustees

         The Agreement and Declaration of Trust pursuant to which the Trust was established, as amended, provides that the Trustees of the Trust shall be divided into three classes of approximately equal size. The Board of Trustees of the Trust will be comprised of nine members following the Meeting. The class of Trustees to be elected at the Meeting will consist of two Trustees, each of whom will be elected and will hold office for a term of three years and until a successor is elected and qualified.

         The nominees for Trustee are set forth below under "Information Regarding Trustees."

         Each of the two nominees for Trustee is currently a member of the Board of Trustees. Both nominees have agreed to stand for election and to serve if elected. All proxies will be voted in favor of the two nominees listed under "Information Regarding Trustees," unless a contrary indication is made. If, prior to the Meeting, any nominee becomes unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies which would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Trustees.

         THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF THE TWO NOMINEES FOR TRUSTEE LISTED BELOW UNDER "INFORMATION REGARDING TRUSTEES."


                         Information Regarding Trustees

         Set forth below is certain information regarding the nominees for election as Trustees of the Trust, as well as those persons serving as Trustees following the Meeting with remaining terms of one and two years, including their ages, principal occupations and business experience during the last five years, present directorships or trusteeships and the year they first became a Trustee. Any nominee or Trustee who is an "interested person" of the Trust, as defined in the Act, is so designated. They are "interested persons" by virtue of their executive positions with plan sponsors of plans of participation in the Trust, which previously held an interest in Retirement System Group Inc. common stock, or with Retirement System Investors Inc. ("Investors"), the Trust's Investment Adviser. Each of the Trustees is responsible for the oversight of each of the six Investment Funds in the Trust.

Nominees for Election as Trustees:

                                                                         First
           Name and                   Principal Occupation               Became                     Other
       Date of Birth                   During Last 5 Years               Trustee                Directorships
       -------------                   -------------------               -------                -------------

Interested Trustee
------------------
Joseph R. Ficalora           Chairman, President and Chief                 2002    Past Chairman and currently a director
August 12, 1946              Executive Officer of New York                         of the Community Bankers Association of
                             Community Bancorp, Inc. since July                    New York State, Chairman of Group VI
                             1993; President and Chief Executive                   and member of the Executive Committee;
                             Officer of New York Community Bank                    President and Director of AMF
                             since January 1994 and Chairman since                 Investment Fund, Inc.; Director of the
                             May 1997.                                             Institutional  Investors  Capital
                                                                                   Appreciation Fund; Director of the
                                                                                   Queens Chamber of Commerce; Director or
                                                                                   Trustee of Queens Library Foundation
                                                                                   Board; Queens Borough Public Library;
                                                                                   Queens  College Foundation;
                                                                                   Queensborough Community College Fund;
                                                                                   Flushing Cemetery and New York Hall of
                                                                                   Science. Also a member of the Advisory
                                                                                   Council of the Queens Museum of Art.



Independent Trustee
-------------------

Thomas F. Collins            Principal of HAS Associates Inc. since        2004    Director of South Shore Mental Health
July 31, 1943                1990.                                                 Center, Quincy, MA.

Trustees Serving With A Term Expiring In One Year:

                                                                          First
           Name and                    Principal Occupation               Became                     Other
       Date of Birth                  During Last Five Years             Trustee                 Directorships
       -------------                  ----------------------             -------                 -------------


Independent Trustees
--------------------

Joseph L. Mancino +           Co-Chairman of New York  Community           2000     Director of Helen Keller Services For
July 20, 1937                 Bank since November 2003; formerly                    The Blind; Theodore Roosevelt Council
                              President and Chief Executive Officer                 - Boy Scouts of America; Interfaith
                              of The Roslyn Savings Bank, Roslyn,                   Nutrition Network; National Center for
                              New York, from July 1992 to October                   Disability Services; Winthrop
                              1993; Vice Chairman, President and                    Hospital; and S.B.L.I. USA.
                              Chief Executive Officer of Roslyn
                              Bancorp, Inc. from January 1997 to
                              October 2003.

Herbert G. Chorbajian         Vice Chairman of Charter One                 1994     Director of the New York Business
September 4, 1938             Financial, Inc. from November 1998 to                 Development Corpo-ration; Director or
                              June 2003; Director of Charter One                    Trustee of the Northeast Health
                              Financial, Inc. since November 1998;                  Foundation, Inc.; the Albany College
                              Chairman, President and Chief                         of Pharmacy; the Albany Cemetery
                              Executive Officer of ALBANK                           Association; and the Empire State
                              Financial, Inc. from April 1992 to                    Certified Development Corp.  .
                              November 1998;  Chairman and Chief
                              Executive Officer from October 1990
                              to November 1998 and President and
                              Director from June 1985 to November
                              1998, ALBANK, FSB, Albany, New York.

___________
+ Mr. Mancino was an "interested person" of the Trust prior to November 2003 because he was an executive officer of an employer sponsoring a plan of participation in the Trust which held an interest in Retirement System Group Inc. common stock.

                                                                          First
           Name and                    Principal Occupation               Became                     Other
        Date of Birth                 During Last Five Years             Trustee                 Directorships
        -------------                 ----------------------             -------                 -------------


Independent Trustees
--------------------

James P. Cronin               President, Treasurer and Chief               1997     Director or Trustee of RSGroup Trust
June 10, 1945                 Executive Officer since June 1987 of                  Company; Norwich Free Academy;  St.
                              The Dime Savings Bank of Norwich,                     Jude Common;  John S. Blackmar Fund;
                              Norwich, Connecticut.                                 W. W. Backus Hospital; and Integrated
                                                                                    Day Charter School Foundation.



William L. Schrauth           Interim Executive Director for The           1981     Director of RSGroup Trust Company.
April 25, 1935                Community Foundation of Herkimer &
                              Oneida Counties, Inc. from August
                              2001 to July 2002; formerly President
                              and Chief Executive Officer, The
                              Savings Bank of Utica, Utica, New
                              York, from August 1977 to December
                              2000.

Trustees Serving with A Term Expiring in Two Years:

                                                                          First
           Name and                    Principal Occupation              Became                     Other
        Date of Birth                   During Last 5 Years              Trustee                Directorships
        -------------                   -------------------              -------                -------------
Interested Trustee
------------------
William A. McKenna, Jr.        Chairman Emeritus of Ridgewood             1998     Trustee of St. Joseph's College;
December 26, 1936              Savings Bank, Ridgewood, New York                   Director of St. Vincent's Servi-ces;
                               since January 2004;  formerly                       Director of Boy's Hope; Director of
                               Chairman and Chief Executive                        Retirement System Group Inc.; Director
                               Officer, Ridgewood Savings Bank,                    of RSGroup Trust Company; Member of the
                               Ridgewood, New York from January                    Cardinal's Committee of the Laity;
                               1992 to December 2003.                              Director of The Calvary Fund;  Director
                                                                                   of Asset Management Fund Large Cap
                                                                                   Equity Institutional Fund; Director of
                                                                                   Asset Management Fund; Director of the
                                                                                   American Institute of Certified Public
                                                                                   Accountants; and Member of the Hofstra
                                                                                   University  Zarb School of Business
                                                                                   Strategic Partnership Board.

                                                                          First
           Name and                    Principal Occupation              Became                     Other
         Date of Birth                  During Last 5 Years              Trustee                Directorships
         -------------                  -------------------              -------                -------------


Independent Trustees
--------------------

Candace Cox                    Managing Director, Emerald Capital         1992                       None
August 26, 1951                Advisors, LLC, since February 2000
                               and from December 1998 to November
                               1999; formerly Director of
                               Institutional Investments with Lord
                               Abbett &Co. from December 1999 to
                               February 2000; President and Chief
                               Investment Officer, Bell Atlantic
                               (formerly NYNEX) Asset Management
                               Company from November 1995 to May
                               1998; Vice President and Managing
                               Director, between 1992 and October
                               1995.

Raymond L. Willis              Private Investments                        1985     Chairman, U.T.C. Pension Trust, Ltd.;
January 12, 1936                                                                   President, U.T. Insurance, Ltd.;
                                                                                   Director of Association of Private
                                                                                   Pension and Welfare Plans; Trustee of
                                                                                   Employee Benefits Research Institute.

         Information Regarding Executive Officers and the Trust Chairman

         The officers of the Trust are the President, one or more Vice Presidents, a Secretary and a Treasurer. There is also a Trust Chairman who presides at Board of Trustees meetings in the absence of the President, William Dannecker. The Trust Chairman position is presently vacant. The following are the names of the executive officers of the Trust, as of September 30, 2005, together with their ages and positions with the Trust and the period during which each of such officers has served as such. Each of the executive officers of the Trust, with the exception of William J. Pieper, serves as an officer or director of Investors. The address of each individual listed below is RSI Retirement Trust, 150 East 42nd Street, New York, NY 10017.

                                                                   Principal Occupation,
                                                                    Business Experience
                                                                    During Last 5 Years,
        Name and Date of Birth                                     Present Directorships
        ----------------------                                     ---------------------
William Dannecker                        President of the Trust since May 1986 and Trustee from May 1987 to March
December 5, 1939                         2004 and from January 2005 to December 29, 2005; Director of Retirement
                                         System Group Inc. since March 1989 and Chief Executive Officer from
                                         January 1990 to February 2003, Chairman since October 2000, and President from March 1989 to September 2000; Director of Retirement System
                                         Consultants Inc. since March 1989; Director of Retirement System
                                         Investors Inc. since March 1989; Director of Retirement System
                                         Distributors Inc. since July 1989; Director of RSGroup Trust Company since June 1998, President and Chief Executive Officer from  June 1998 to
                                         January 1999 and Chief Operating Officer from January 1999 to February
                                         2003; Director of RSG Insurance Agency Inc. since March 1996.

William J. Pieper                        Senior Vice President and Treasurer of the Trust since July 2004; Senior
October 30, 1951                         Vice President, Trust Services of Retirement System Group Inc. since
                                         April 2004; Senior Vice President, Trust Services of RSGroup Trust
                                         Company since April 2004; formerly Vice President, Manager of Fiduciary
                                         Services, People's Bank, Bridgeport, Connecticut from August 1985 to
                                         April 2004.

Stephen P. Pollak                        Executive Vice President, Counsel and Secretary of the Trust since July
August 27, 1945                          1995, Senior Vice President, Counsel and Secretary from December 1986 to
                                         July 1995, Chief Compliance Officer since September 2004; Executive Vice
                                         President, Counsel and Secretary of Retirement System Group Inc. since
                                         January 1993 and Director since March 1989; Vice President and Secretary of Retirement System Consultants Inc. since January 1990 and Director since March 1989; Vice President, Secretary and Compliance Officer of
                                         Retirement System Distributors Inc. since February 1990 and Director since July 1989;  Vice President and Secretary of Retirement System
                                         Investors Inc. since February 1990 and Director since March 1989;
                                         President and Director of RSG Insurance Agency Inc. since March 1996;
                                         Executive Vice President, Counsel and Secretary of RSGroup Trust Company
                                         since August 1998 and Director since June 1998; Secretary of The
                                         Multi-Bank Association of Delaware since March 2001.

C. Paul Tyborowski                       Executive Vice President of the Trust since July 2001; Director, President
September 4, 1953                        and Chief Executive Officer of Retirement System Group Inc.; Director,
                                         President and Chief Executive Officer of RSGroup Trust Company; President
                                         of Retirement System Distributors Inc.; President of Retirement System
                                         Investors Inc.; President and Member of the Executive Committee of The
                                         Multi-Bank Association of Delaware since March 2001; formerly Managing
                                         Director and Director of Marketing at Columbus Circle Investors, Stanford,
                                         Connecticut, and President and Chief Executive Officer of Columbus Circle
                                         Trust Co. from 1994 to 1998.


                                      Investment Fund Ownership by Trustees*

                                                    Dollar Range of Equity                   Aggregate Dollar Range of All
                                                      Securities in Each                        Equity Securities in All
              Name                                     Investment Fund                              Investment Funds
              ----                                     ---------------                              ----------------

Interested Trustees
-------------------
Joseph R. Ficalora                                           None                                         None

William A. McKenna, Jr.            Core Equity Fund:  Over $100,000                                  Over $100,000
                                   Emerging Growth Equity Fund:  Over $100,000
                                   Value Equity Fund:  Over $100,000
                                   Intermediate-Term Bond Fund:  Over $100,000
                                   Actively Managed Bond Fund:   Over $100,000

Independent Trustees

Herbert G. Chorbajian                                        None                                         None

Thomas F. Collins                                            None                                         None

Candace Cox                                                  None                                         None

James P. Cronin                    Core Equity Fund:  Over $100,000                                  Over $100,000
                                   Emerging Growth Equity Fund:  $10,001-$50,000
                                   Value Equity Fund:  Over $100,000
                                   International Equity Fund:  $50,001-$100,000

Joseph L. Mancino                  Actively Managed Bond Fund:  $50,001-$100,000                    $50,001-$100,000



William L. Schrauth                Core Equity Fund:  $50,001 - $100,000                             Over $100,000
                                   Emerging Growth Equity Fund:  $10,001-$50,000
                                   Value Equity Fund:  $50,001-$100,000
                                   Intermediate-Term Bond Fund: $50,000-$100,000
                                   Actively Managed Bond Fund:  Over $100,000

Raymond L. Willis                                            None                                         None

________________
* Ownership as of November 25, 2005.

         The Trust has an Audit Committee, Governance Committee, Nominating Committee, Proxy Committee and an Investment Committee. At least a majority of the members of each committee, with the exception of the Proxy Committee, are not "interested persons" of the Trust as defined in the Act. (See further information on "interested persons" under "Information Regarding Trustees," above.)

         The Audit Committee, which met three times during the Trust's fiscal year ended September 30, 2005, presently consists of Messrs. Cronin, Mancino and Willis. The Audit Committee reviews the professional services to be rendered by the Trust's independent public accountant and the costs thereof. It also reviews with such firm the results of its audit and such firm's findings and recommendations, including those furnished on the adequacy of accounting controls.

         The Governance Committee, which met two times during the Trust's fiscal year ended September 30, 2005, presently consists of Messrs. Chorbajian, McKenna and Schrauth. The Governance Committee addresses issues involving conflicts of interest between the Trust and Retirement System Group Inc. and its subsidiaries. The Committee also addresses procedural issues of the Board of Trustees, including compensation matters.

         The Investment Committee, which met five times during the Trust's fiscal year ended September 30, 2005, presently consists of Ms. Cox and Messrs. Cronin and McKenna. The Investment Committee reviews the practices and procedures of the Trust's various investment managers, including practices relating to brokerage allocation, and makes recommendations to the Board of Trustees on the policies of such investment managers and any changes in brokerage allocation which should be made by such investment managers.

         The Nominating Committee, which met one time during the Trust's fiscal year ended September 30, 2005, presently consists of Messrs. Chorbajian, McKenna and Schrauth. Messrs. Chorbajian and Schrauth are not "interested persons" of the Trust, as defined in the Act. The Nominating Committee recommends Trustees to the Board for nomination by the Board for election by the Trust Participants.

         The Proxy Committee, which met one time during the Trust's fiscal year ending September 30, 2005, presently consists of Messrs. Ficalora, Mancino and Willis. The Proxy Committee oversees the preparation of all proxy materials to be distributed to Trust Participants and also oversees the collection and tabulation of proxies.

         The Trust's Board of Trustees held five regular meetings during the Trust's fiscal year ended September 30, 2005. (There were no additional special meetings.) During the Trust's fiscal year ended September 30, 2005, each Trustee currently serving attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Trustees (held during the period for which he or she has been a Trustee), and (b) the total number of meetings held by all committees of the Board on which he or she served (during the period that he or she served).

         The Board of Trustees does not mandate attendance by Trustees at the Annual Meeting of Trust Participants. No members of the Board of Trustees attended the last Annual Meeting of Trust Participants, held on November 30, 2004.

Nominees for the Board of Trustees
----------------------------------

         The Nominating Committee does not have a Charter. However, at a meeting of the

Governance Committee held on September 26, 1996, the Governance Committee established Guidelines for the Nominating Committee in recommending nominees for the Board of Trustees. The Guidelines were approved by the Board of Trustees at its meeting held on December 5, 1996 and ratified at its meeting held on July 28, 2005.

         Under the Nominating Committee Guidelines for nominees, any individual proposed for nomination (including Trustees standing for re-election) shall not have attained the age of 70 at the date of election or re-election to the Board. The Guidelines further provide that any individual proposed for nomination should "add value" to the Board, under one or both of the following criteria:
(1) having expertise in investment matters, or one or more other disciplines deemed desirable by the Board, or (2) having business relationships with one or more clients or prospective clients which may be beneficial to the Trust from a business standpoint.

         Potential nominees are identified and evaluated based on a review of a detailed written resume of the candidate's business background, past accomplishments and other relevant qualifications. Since the Guidelines established by the Board of Trustees call for specific expertise and/or business relationships which may be beneficial to the Trust, the Nominating Committee has always had a policy of not considering nominees recommended by Trust Participants.


Communications with the Board of Trustees
-----------------------------------------

         Trust Participants who wish to send communications to the Board of Trustees or to any individual Trustee may write to the Secretary of the Trust at 150 East 42nd Street, 27th Floor, New York, NY 10017-5633. Such communications will be referred to the Board of Trustees or to the named Trustee, as appropriate.

                      Compensation Of Trustees And Officers

Trustees' Compensation
----------------------

         The Trustees received the aggregate compensation shown below for services to the Trust during the fiscal year ended September 30, 2005. Trust officers received no compensation from the Trust during the fiscal year ended September 30, 2005:

                                                    Aggregate Compensation
             Name of Trustee                            From the Trust
             ---------------                            --------------

         Interested Trustees
         -------------------

         Joseph R. Ficalora                                 $20,150
         William A. McKenna, Jr.                             26,900

         Independent Trustees
         --------------------

         Herbert G. Chorbajian                              $21,650
         Thomas F. Collins                                   19,150
         Candace Cox                                         25,000*
         James P. Cronin                                     27,650
         Joseph L. Mancino                                   22,600


         William L. Schrauth                                 21,850
         Raymond L. Willis                                   23,000

Officers' Cash Compensation
---------------------------

         With the exception of President William Dannecker, Officers of the Trust do not receive any direct compensation from the Trust; however, they do receive compensation from Retirement System Group Inc. if employed by Retirement System Group Inc. For services to the Trust during the fiscal year ended September 30, 2005, President Dannecker received aggregate compensation from the Trust of $19,750.

Section 457 Deferred Compensation Plan
--------------------------------------

         The Trust maintains a Deferred Compensation Plan ("Plan") which meets the requirements of Section 457 of the Internal Revenue Code, as amended. Under the Plan, as of November 25, 2005, the Trustees may defer up to the lesser of $14,000 or 100% of their compensation from the Trust during each calendar year.

_______________
* Aggregate compensation includes amounts deferred under the Trust's Section 457 Deferred Compensation Plan ("Plan"). The total amount of Trustees' deferred compensation payable under the Plan as of September 30, 2005 is as follows: Ms. Cox ($221,531). There are no pension or retirement benefits.

         Compensation deferred is distributable in full upon attainment of age 70 1/2 or upon retirement or earlier termination from service as a Trustee, unless deferred to a later date in accordance with the provisions of the Plan. (Minimum distributions are required beginning as of the April 1st following attainment of age 70 1/2.) Earlier distributions are permitted only for an "unforeseeable emergency" as defined in the Plan.

         The Trust has established a bookkeeping account for each participant's deferral and is only under a contractual obligation to make Plan payments. The Plan is deemed to be an unfunded plan.

         Deferred compensation attributable to the Plan may be invested in one or more investment funds as shall be made available by the Trust from time to time, in its sole discretion, as authorized by the Trustees.


                                   PROPOSAL 2

         Revision of Policy on Investment in Other Investment Companies

Background

         The Trustees of the Trust approved at its meeting on March 25, 2005, and recommend for approval by Trust Participants of each Investment Fund of the Trust, the amendment of a fundamental investment restriction for each of the Investment Funds of the Trust, such that each Investment Fund would have more flexibility to invest in securities of other investment companies.

         Each of the Investment Funds of the Trust has adopted fundamental investment restrictions and policies regarding the management of the Trust's investments. The designation of these restrictions and policies as "fundamental" means that they cannot be changed without the approval of a majority of the outstanding voting securities of the respective Investment Funds.

         Currently, each of the Investment Funds has a fundamental investment restriction prohibiting its investment in the securities of other investment companies, except in the case of a merger, consolidation, or reorganization or purchase of assets approved by Trust Participants. On the other hand, the Act permits an investment company to invest in securities of other investment companies subject to certain limitations. Under the Act, investments in other investment companies are prohibited if immediately after such purchase or acquisition the acquiring company owns in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring company, or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the acquiring company) having an aggregate value in excess of 10% of the value of the total assets of the acquiring company.

         You are being asked to approve changes to your Investment Funds' fundamental investment restrictions and policies in order to permit your Investment Funds to invest in other investment companies to the extent permitted by the Act.

Specific Recommendation

         Each Investment Fund's fundamental investment restriction and policy relating to investing in the securities of other investment companies is stated as follows:

                    Each Investment Fund may not:

                    Invest in securities of other investment companies except as part of a merger, consolidation reorganization or purchase of assets approved by the Trust Participants.

         This fundamental investment restriction would be designated as a non-fundamental investment restriction and would be amended to read as follows:

                    Each Investment Fund may not:

                    Invest in securities of other investment companies except as permitted by the Investment Company Act of 1940, the rules thereunder, or order(s) or interpretations of the Securities and Exchange Commission.

Discussion

         REASONS FOR CHANGE: The proposed amendment to your Investment Fund's fundamental investment restrictions and policies is intended to provide Investors and each subadviser with additional flexibility in pursuing each Investment Fund's investment objective and to respond to future investment opportunities. For example, exchange traded funds, investment companies that invest in a pre-determined basket of securities and whose shares are traded on an exchange, were not available at the time that the Investment Funds originally adopted their current restriction. These funds can provide an efficient, economical way to adjust the portfolios of the Investment Funds by expanding or reducing exposure to specific markets and sectors.

         Generally, the proposed change is not expected to significantly change the manner in which the Investment Funds of the Trust are currently managed. It is expected that the ability to invest in other investment companies will be used sparingly, and primarily to make small adjustments in the sector focus of the Investment Funds. It is not expected that the proposed change will materially change either the level or the nature of risk associated with investing in each Investment Fund. If adopted, each Investment Fund will interpret the new restriction in light of existing and future exemptive orders, SEC releases, no-action letters or similar relief or interpretations.


         RISKS: Whenever an investment company invests in the securities of another investment company, there is a risk of "layering" of fees and expenses, i.e., the payment of fees and expenses at the level of both the investing and the investee funds. Investment companies that are selected as investments will have their own expenses, and the Unitholders of the Investment Funds will bear a proportionate share of those expenses in addition to the expenses of the Investment Funds.

Operating Policy


         If the proposed change is adopted, the Investment Funds will not purchase the securities of any investment company in a transaction on which a sales load (either immediate or deferred) is charged. Nor will the Investment Fund purchase the securities of any affiliated investment company.

Modified Investment Restriction

         For each Investment Fund, the modified investment restriction, if adopted, would be designated as non-fundamental, meaning that such investment restriction could be changed by the Trustees without the approval of Trust Participants. However, Trust Participants would be informed of any material change to this non-fundamental restriction. There is no current intention to change the investment restrictions of any Investment Fund other than that proposed in this Proxy Statement.

Vote Required

         Voting on this proposal will be conducted on an Investment Fund-by-Investment Fund basis, and the policy will be changed as proposed for each Investment Fund that achieves the required favorable vote. For any Investment Fund that does not receive sufficient votes to approve the proposal, the current fundamental policy will remain unchanged.

         For each Investment Fund of the Trust, approval of this Proposal requires the affirmative vote of a majority of the Investment Fund's outstanding voting securities, as defined in the 1940 Act. The term "majority of a Fund's outstanding voting securities" for this purpose means the vote of the lesser of : (i) 67% or more of the voting securities of the Investment Fund represented at a meeting at which more than 50% of the outstanding voting securities of the Investment Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Investment Fund. By this definition of "majority" in the Act, abstentions and broker non-votes have the same effect as a "NO" vote.

         THE BOARD OF TRUSTEES, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS A VOTE FOR THIS PROPOSAL.

                                   PROPOSAL 3

                    Ratification of Selection Of Accountants


         Subject to ratification or rejection by the Trust Participants, the Trustees of the Trust, including a majority of those members of the Board who are not interested persons of the Trust, have selected Anchin, Block & Anchin LLP to serve in the capacity of independent public accountants, to examine the accounts, and to certify from time to time the financial statements of the Trust for the fiscal year ending September 30, 2005.

         Representatives of Anchin, Block & Anchin LLP are expected to be present at the Meeting and will have the opportunity to make a statement and respond to appropriate questions from the Trust Participants.

         The Trust has an Audit Committee of the Board of Trustees, whose composition and responsibilities are discussed above under "Information Regarding Trustees."

         The decision to dismiss PricewaterhouseCoopers LLP ("PwC"), former independent accountants for the Trust and to select Anchin, Block & Anchin LLP as independent accountants for the Trust, was approved by the Audit Committee and by the Board of Trustees at their respective meetings held on September 23, 2004. PwC's reports on the financial statements of the Trust for the fiscal years ended September 30, 2002 and September 30, 2003 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the Trust for each of the fiscal years ended September 30, 2002, September 30, 2003, and its audit services for the Trust for the interim period ended September 23, 2004, there were no disagreements between the Trust and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their report on the financial statements for such years.

Independent  Accountants' Fees

         The Audit Committee reviews all matters involving the Trust's Independent Accountants, including engagement letters and accountant presentations addressing the scope of an audit. Audit related matters are presented to the Board of Trustees for consideration, with a recommendation from the Audit Committee. All services provided to the Trust by its Independent Accountants are pre-approved by the Audit Committee.

         The two following tables set forth for the Trust's two most recent fiscal years, the fees billed by its independent accountants for: (i) all audit and non-audit services provided directly to the Trust and (ii) non-audit fees paid to its independent accountants for services rendered to the Trust and the Trust's investment adviser and entities under common control with the investment adviser that proves ongoing services to the Trust.

Fees for audit and non-audit services to the Trust:

  Fiscal                                                      Audit Related    Tax     All Other
Year Ended         Independent Accountants        Audit Fees      Fees        Fees*      Fees**
----------         -----------------------        ----------      ----        -----      ------
   2004           Anchin, Block & Anchin LLP        $110,000        0           0       $11,995

   2005           Anchin, Block & Anchin LLP         140,000       ***          0         ***

______________
*    The Trust is tax-exempt.
**   Independent Accountants' out of pocket expenses.
*** To date no bills for Audit Related or All Other Fees have been received by the Trust.

Aggregate non-audit fees for services to the Trust and the Trust's investment adviser and entities under common control with the investment adviser that provide ongoing services to the Trust:
 Fiscal Year
     Ended           Independent Accountants            Aggregate Non-Audit Fees
     -----           -----------------------            ------------------------

     2004           Anchin, Block & Anchin LLP                      $0

     2005           Anchin, Block & Anchin LLP                      $0


         The Audit Committee has reviewed the non-audit services provided by the Trust's independent accountants to the Trust's investment adviser and entities under common control with the investment adviser and has determined that the providing of such services is compatible with maintaining the accountant's independence.

         THE BOARD OF TRUSTEES RECOMMENDS APPROVAL OF THE SELECTION OF ANCHIN, BLOCK & ANCHIN LLP AS THE TRUST'S INDEPENDENT PUBLIC ACCOUNTANTS.


  Information Concerning the Trust's Investment Advisers and Service Providers

         Retirement System Investors Inc. ("Investors"), 150 East 42nd Street, 27th Floor, New York, New York 10017, is a wholly-owned subsidiary of Retirement System Group Inc. ("RSGroup(R)"), 150 East 42nd Street, 27th Floor, New York, New York 10017, is the investment adviser to the Trust. Investors was formed in March 1989 to act as investment advisor to certain of the Trust's Investment Funds following the consummation of a reorganization of the Trust. Investors also acts as investment advisor to several other corporate entities.

         Retirement System Distributors Inc. ("Distributors"), another wholly-owned subsidiary of RSGroup(R), located at 150 East 42nd Street, 27th Floor, New York, New York 10017, is the principal underwriter to the Trust.

         Retirement System Consultants Inc. ("Consultants"), also a wholly owned subsidiary of RSGroup(R), located at 150 East 42nd Street, Floor 27, New York, New York 10017, provides administrative services to the Trust.

                              Principal Unitholders

The tax-qualified retirement plan or individual retirement account of each of the institutions and individuals listed below owns beneficially 5% or more of the Trust's and each Investment Fund's outstanding Units, as of November 25, 2005. (Each retirement plan listed is a defined benefit plan, unless otherwise indicated.) As of the same date, the Trustees and officers of the Trust, both individually and as a group, owned less than 1% of the Trust's and each Investment Fund's outstanding Units.

                                                    Amount of         Percent
Name                                                Ownership        of Class

Trust (considered as a whole):
         New York Community Bank                   1,189,613.072       17.6
         Ridgewood Savings Bank                      728,654.762       10.8

Core Equity Fund:
         New York Community Bank                     243,580.737       16.4
         Ridgewood Savings Bank                      157,856.840       10.6

Emerging Growth Equity Fund:
         New York Community Bank                     117,165.054       16.2
         Ridgewood Savings Bank                       75,885.625       10.5

Value Equity Fund:
         New York Community Bank                     133,327.733       14.0
         Ridgewood Savings Bank                       86,429.127        9.1

International Equity Fund:
         New York Community Bank                     188,902.293       20.2
         Ridgewood Savings Bank                      122,282.592       13.1
         The Dime Savings Bank of Williamsburg        47,299.435        5.1

Intermediate-Term Bond Fund:
         New York Community Bank                     127,682.748       19.7
         Ridgewood Savings Bank                       72,185.498       11.1

Actively Managed Bond Fund:
         New York Community Bank                     378,954.507       18.7
         Ridgewood Savings Bank                      214,015.080       10.6

The addresses of these unitholders are as follows:

The Dime Savings Bank of Williamsburgh, 209 Havemeyer Street, Brooklyn, NY 11211; New York Community Bank, 615 Merrick Avenue, Westbury, NY 11590; Ridgewood Savings Bank, 71-02 Forest Avenue, Ridgewood, NY 11385.

                 Deadline For Submission Of Trust Participants'
                          Proposals To Be Presented To
                    2006 Annual Meeting Of Trust Participants

         The 2006 Annual Meeting of Trust Participants is expected to be held on or about November 2, 2006. Any proposal intended to be presented by any Trust Participant for action at the 2006 Annual Meeting of Trust Participants must be received by the Secretary of the Trust at 150 East 42nd Street, 27th Floor, New York, New York 10017, not later than July 5, 2006 in order for such proposal to be included in the Proxy Statement and proxy relating to the 2006 Annual Meeting of Trust Participants. Nothing in this paragraph shall be deemed to require the Trust to include in its Proxy Statement and proxy relating to the 2006 Annual Meeting of Trust Participants, any Trust Participant proposal which does not meet all of the requirements for such inclusion established by the Securities and Exchange Commission at that time in effect.


                                  Other Matters

         Management does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, including any vote in respect of adjournment, arising because of a lack of a quorum or otherwise, the Units represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                                             By Order of the Board of Trustees,



                                             -----------------------------------
                                             STEPHEN P. POLLAK
New York, New York                           Executive Vice President,
December 8, 2005                             Counsel and Secretary

                              RSI RETIREMENT TRUST
                     ---------------------------------------
                                      PROXY

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF RSI RETIREMENT TRUST ("TRUST").

         The undersigned Trust Participant of the Trust hereby acknowledges receipt of the Notice of Annual Meeting of Trust Participants to be held on December 29, 2005 and the Proxy Statement attached thereto, and does hereby appoint William J. Pieper and Stephen P. Pollak and each of them, the true and lawful attorney or attorneys, proxy or proxies, of the undersigned, with power of substitution, for and in the name of the undersigned to attend and vote as proxy or proxies of the undersigned the number of Units and fractional Units of beneficial interest the undersigned would be entitled to vote if then personally present at the Annual Meeting of Trust Participants of the Trust, to be held at the Trust's offices, 150 East 42nd Street, 27th Floor, New York, New York, on December 29, 2005 at 11:00 A.M., or any adjournment or adjournments thereof, as follows:

         (1) Election of two (2) Trustees for a term of three (3) years and until their respective successors are duly elected and qualified:

           Nominees:       Joseph R. Ficalora
                           Thomas F. Collins

               |_| FOR all nominees listed above (except as marked to the contrary below).

               |_|     WITHHOLD AUTHORITY to vote for all nominees listed above.

           Instruction: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.

               -----------------------------------------------------------------

               -----------------------------------------------------------------

         (2) Core Equity Fund Unitholders Only (See holdings, over) Revision of the Trust's policy on investment in other investment companies to allow investments as permitted by the Investment Company Act of 1940 and to designate that policy as non-fundamental

                      |_|    FOR       |_|    AGAINST       |_|    ABSTAIN

               Value Equity Fund Unitholders Only (See holdings, over) Revision of the Trust's policy on investment in other investment companies to allow investments as permitted by the Investment Company Act of 1940 and to designate that policy as non-fundamental

                      |_|    FOR       |_|    AGAINST       |_|    ABSTAIN

               Emerging Growth Fund Unitholders Only (See holdings, over) Revision of the Trust's policy on investment in other investment companies to allow investments as permitted by the Investment Company Act of 1940 and to designate that policy as non-fundamental

                      |_|    FOR       |_|    AGAINST       |_|    ABSTAIN

               International Equity Fund Unitholders Only (See holdings, over) Revision of the Trust's policy on investment in other investment companies to allow investments as permitted by the Investment Company Act of 1940 and to designate that policy as non-fundamental

                                     (Over)

                      |_|    FOR       |_|    AGAINST       |_|    ABSTAIN

               Actively Managed Bond Fund Unitholders Only (See holdings, below) Revision of the Trust's policy on investment in other investment companies to allow investments as permitted by the Investment Company Act of 1940 and to designate that policy as non-fundamental

                      |_|    FOR       |_|    AGAINST       |_|    ABSTAIN

               Intermediate-Term Bond Fund Unitholders Only (See holdings, below) Revision of the Trust's policy on investment in other investment companies to allow investments as permitted by the Investment Company Act of 1940 and to designate that policy as non-fundamental

                      |_|    FOR       |_|    AGAINST       |_|    ABSTAIN

          (3) Selection of Anchin, Block & Anchin LLP as the Trust's independent accountants.

                      |_|    FOR       |_|    AGAINST       |_|    ABSTAIN

          (4) Upon all other matters which shall properly come before the meeting.

         THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS TRUSTEES; FOR THE SELECTION OF ANCHIN, BLOCK & ANCHIN LLP; FOR REVISION OF THE TRUST'S POLICY ON INVESTMENT IN OTHER INVESTMENT COMPANIES TO ALLOW INVESTMENTS AS PERMITTED BY THE INVESTMENT COMPANY ACT OF 1940 AND TO DESIGNATE THAT POLICY AS NON-FUNDAMENTAL AND AS TO ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, THE PROXY WILL BE VOTED IN THE DISCRETION AND ACCORDING TO THE BEST JUDGEMENT OF THE PROXIES.

         Either of such proxies or attorneys, or substitutes, as shall be present and act at said meeting, or at any and all adjournment or adjournments thereof, may exercise all the powers of both said proxies or attorneys.

         The undersigned is entitled to vote the number of Units of the Trust and the number of Units of each Investment Fund, as follows:

         CORE EQUITY FUND                                                        [Core]
         EMERGING GROWTH EQUITY FUND                                           [Emerging]
         VALUE EQUITY FUND                                                      [Value]
         INTERNATIONAL EQUITY FUND                                          [International]
         INTERMEDIATE-TERM BOND FUND                                         [Intermediate]
         ACTIVELY MANAGED BOND FUND                                             [Active]


         [Plan_Name]                                                   [Plan_Name]
         ------------------------------------------------              -------------------
         (Print Name of Trust Participant)                             Account no.

         [Attention]
         ----------------------------------------------------
         (Designated Plan Unitholder, if applicable)

         By:                                                            Dated:                    , 2005
           ----------------------------------------------                     -------------------
         (Signature of individual unitholder, or person, officer
         or committee duly designated by Trust Participant)*

* Please sign and date the Proxy and return it in the stamped, self-addressed envelope provided.